UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-D

Asset-Backed Issuer
Distribution Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

For the monthly distribution period from March 1, 2014 to March 31, 2014

Commission File Number of issuing entity in respect of the notes: 333-141703-02

Commission File Number of issuing entity in respect of the Series 2007-CC Collateral Certificate: 000-23108

Commission File Number of sponsor and depositor: 033-54804

Discover Card Execution Note Trust

(Exact name of issuing entity in respect of the notes as specified in its charter)

Discover Card Master Trust I

(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate as specified in its charter)

Discover Bank

(Exact name of sponsor and depositor as specified in its charter)

Delaware		51-0020270
(State of organization of the		(IRS Employer Identification
issuing entity in respect of		No. of the sponsor and
the notes)		depositor)

Rodney Square North
1100 North Market Street
Wilmington, Delaware		19890-0001
(Address of principal executive offices of		(Zip Code)
the issuing entity in respect to the notes)
(302) 323-7315
(Telephone Number, including area code)

Registered/reporting pursuant to (check one)
Section 12(b) Section 12(g)	Section 15(d)	Name of Exchange
Title of Class		(If Section 12(b))
DiscoverSeries Class A Notes	[x]
DiscoverSeries Class B Notes	[x]
DiscoverSeries Class C Notes	[x]

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No

PART I DISTRIBUTION INFORMATION

Item 1. Distribution and Pool Performance Information

The interest of Discover Card Execution Note Trust (the "Note Issuance Trust") in credit card receivables is held solely in the form of an interest in a collateral certificate issued by Discover Card Master Trust I (the "Master Trust"). No assets securitized by Discover Bank, the depositor, and held by the Master Trust were the subject of a demand to repurchase or replace for breach of representations and warranties during the monthly distribution period from March 1, 2014 to March 31, 2014.

Monthly Performance Data

The information required by Item 1121 of Regulation AB is provided in the reports attached hereto as Exhibits 99.1 and 99.2.

Of the accounts designated to the Master Trust, all have been originated at least 60 months prior to the date of this report. Seasoned accounts in general perform differently than newly originated or less seasoned accounts, typically with lower charge-off rates and higher payment rates. The aggregate Discover card portfolio represents all accounts originated by Discover Bank including those accounts not designated to the Master Trust and accordingly, the performance of the Discover card portfolio may differ materially from the performance of the Master Trust, and through the collateral certificate, the Note Issuance Trust.

PART II OTHER INFORMATION

Item 2. Legal Proceedings

There were two class action cases pending in relation to the Telephone Consumer Protection Act (“TCPA”). The cases were filed in the U.S. District Court for the Northern District of California on November 30, 2011 (Walter Bradley et al. v. Discover Financial Services) and on March 6, 2012 (Andrew Steinfeld v. Discover Financial Services, DFS Services LLC and Discover Bank). Discover and class counsel entered into a preliminary settlement of both pending class actions. On September 10, 2013, the court granted preliminary approval of the settlement. On March 31, 2014, the court granted final approval of the settlement.

Item 3. Sales of Securities and Use of Proceeds

Class A(2014-2) Notes

On March 11, 2014, $850,000,000 principal amount of DiscoverSeries Class A(2014-2) Notes (the "Class A(2014-2) Notes") were issued pursuant to the Indenture, dated as of July 26, 2007, as amended by the First Amendment to Indenture, dated as of June 4, 2010 (the "Indenture"), and as supplemented by the Amended and Restated Indenture Supplement, dated as of June 4, 2010 (the "Indenture Supplement"), and the Class A(2014-2) Terms Document, dated as of March 11, 2014, as the same may be further amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time, each between the Note Issuance Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee. The issuance was underwritten by Citigroup Global Markets Inc., and RBS Securities Inc., as joint lead managers, and by Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Mitsubishi UFJ Securities (USA), Inc., and RBC Capital Markets, LLC, as co-managers, pursuant to the Underwriting Agreement, and related Terms Agreement, in each case dated March 4, 2014, among the Note Issuance Trust, Discover Bank, Citigroup Global Markets Inc., and RBS Securities Inc. Information regarding the Class A(2014-2) Notes and the sale thereof has been previously disclosed in the prospectus dated March 4, 2014, and the prospectus supplement thereto dated March 4, 2014 (collectively, the "Class A(2014-2) Prospectus"), each previously filed by us with the Securities and Exchange Commission on March 5, 2014 (file numbers 333-191359, 333-191359-01 and 333-191359-02).

The Note Issuance Trust paid the proceeds from the sale of the Class A(2014-2) Notes to Discover Bank in exchange for an $850,000,000 increase in the investor interest in receivables represented by the collateral certificate. Discover Bank added these proceeds to its general funds.

The Note Issuance Trust owns the Series 2007-CC collateral certificate issued by the Master Trust pursuant to the Second Amended and Restated Pooling and Servicing Agreement, dated as of June 4, 2010, as amended (the "Pooling and Servicing Agreement"), between Discover Bank and U.S. Bank National Association as Trustee, and the Series 2007-CC Supplement, dated as of July 26, 2007, as amended (the "Series 2007-CC Supplement"), between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee of the Master Trust. The Note Issuance Trust issues DiscoverSeries notes secured by the collateral certificate and its other assets. Allocations of cash flows from the asset pool and any expenses or losses by the Master Trust to the holders of trust certificates issued by the Master Trust, including the collateral certificate, are described in the Class A(2014-2) Prospectus. Allocations of cash flows from the asset pool and any expenses or losses by the Indenture Trustee to the holders of the notes are also described in the Class A(2014-2) Prospectus.

In general, the subordinated notes of the DiscoverSeries serve as credit enhancement for all of the senior notes of the DiscoverSeries, regardless of whether the subordinated notes are issued before, at the same time as or after the senior notes of the DiscoverSeries. The Class A(2014-2) Notes receive credit enhancement through the subordination of interest and principal payments on Class B notes, Class C notes and Class D notes and through loss protection provided by such notes. The amount of subordination available to provide credit enhancement to any tranche of notes is limited by its available subordinated amount of each class of notes that is subordinated to it. Each senior tranche of notes has access to credit enhancement from those subordinated notes only in an amount not exceeding its required subordinated amount minus the amount of usage of that required subordinated amount. When we refer to “usage of the required subordinated amount,” we refer to the amount by which the nominal liquidation amount of subordinated notes providing credit enhancement to that tranche of senior notes has declined as a result of losses relating to charged-off receivables and the application of subordinated notes’ principal allocation to pay interest on senior classes and servicing fees. Relative priority among notes and the rights to the underlying pool assets are more fully described in the Class A(2014-2) Prospectus.

Increase in Principal Amount of Class D(2009-1) Notes

On March 11, 2014, Discover Bank, pursuant to Section 2.03 of the Note Purchase Agreement (the “Note Purchase Agreement”), dated as of July 2, 2009, among the Note Issuance Trust, as Issuer, Discover Bank, as Depositor, and the purchasers named therein and Section 2.06 of the Class D(2009-1) Terms Document, dated as of July 2, 2009, as the same may be further amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time, by and between the Note Issuance Trust, as Issuer, and U.S. Bank National Association as Indenture Trustee, increased the Outstanding Dollar Principal Amount of the Class D(2009-1) Notes. The increase in the Outstanding Dollar Principal Amount of the Class D(2009-1) Notes was in the amount of $115,909,090, resulting in an Outstanding Dollar Principal Amount of the Class D(2009-1) Notes of $2,402,727,273. The Class D(2009-1) Notes were sold to purchasers in reliance upon the exemption contained in Section 4(a)(2) of the Securities Act of 1933, as amended. The Class D(2009-1) Notes were sold at par value for cash, with no applicable underwriting discounts or commissions. In connection with this increase, the investor interest in receivables represented by the collateral certificate issued by the Master Trust that secures the DiscoverSeries Notes was increased by $115,909,090. The Note Issuance Trust paid the net proceeds from the issuance to Discover Bank in exchange for the increase in the investor interest in receivables represented by the collateral certificate.

Item 8. Other Information

Class A(2011-A) Notes. On March 17, 2014, the Note Issuance Trust, as Issuer of the DiscoverSeries Class A(2011-A) Notes (the “Class A(2011-A) Notes”), Discover Bank, as Depositor, Beneficiary, and Calculation Agent for the Note Issuance Trust, and the committed purchaser and purchaser of the Class A(2011-A) Notes and their agent agreed to (i) extend the existing termination date for the note purchase commitments to January 31, 2016, (ii) extend the existing liquidation commencement date of the Class A(2011-A) Notes to February 1, 2016, (iii) extend the existing expected maturity date of the Class A(2011-A) Notes to March 15, 2016, (iv) extend the existing expected principal payment date of the Class A(2011-A) Notes to March 15, 2016, subject in each case to the effect of early redemption events, and (v) extend the existing legal maturity date of the Class A(2011-A) Notes to September 17, 2018. In connection with any increase in the outstanding dollar principal amount of the Class A(2011-A) Notes, an interim expected maturity date and interim liquidation commencement date may be specified.

No Approval or Notification of Certain Events

The approval of, or notification to, outstanding certificateholders of the Master Trust or noteholders of the Note Issuance Trust is not required in connection with a new issuance of certificates or notes. Discover Bank, in its capacity as “Seller” under Pooling and Servicing Agreement may from time to time direct the trustee for the Master Trust to issue new series of certificates, or increase the size of series by issuing additional certificates, subject to certain requirements, including confirmation from rating agencies that such new issuance would not result in the reduction or downgrade of the ratings of any class of any series then outstanding. Discover Bank, as beneficiary under the trust agreement for the Note Issuance Trust, may also direct the Note Issuance Trust to issue additional notes and may agree to increase the investor interest in receivables represented by the collateral certificate issued with respect to the Note Issuance Trust by a corresponding amount.

Discover Bank may, in its sole discretion, subject to certain limitations, designate additional credit card accounts originated by Discover Bank or its affiliates, the receivables in which are to be added to the Master Trust, or convey interests in other credit card receivables pools to the Master Trust. In addition, Discover Bank will be required to designate additional credit card accounts, the receivables in which are to be added to the Master Trust, if the aggregate amount of principal receivables in the Master Trust on the last day of any month is less than a minimum level that relates to the sum of investor interests for all series then outstanding. Discover Bank, subject to certain limitations, may, but is not obligated to, remove credit card accounts from the Master Trust. These limitations include confirmation that, notwithstanding the removal of accounts, the minimum principal receivables balance in the Master Trust will be maintained and affirmation from rating agencies that the removal will not cause a lowering or withdrawal of their then current ratings on any class of any outstanding series of certificates.

Item 9. Exhibits.

Exhibit No.	Description

99.1	Series 2007-CC Monthly Statement.
99.2	DiscoverSeries Monthly Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 15, 2014

DISCOVER BANK
(Depositor)

/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Assistant Treasurer

Exhibit Index

Exhibit No.	Description
99.1	Series 2007-CC Monthly Statement.
99.2	DiscoverSeries Monthly Statement.

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